EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: GORDON M. BETHUNE

Print Name: Gordon M. Bethune

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: LAWRENCE W. KELLNER

Print Name: Lawrence W. Kellner

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: CHRIS T. KENNY

Print Name: Chris T. Kenny

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: THOMAS J. BARRACK, JR.

Print Name: Thomas J. Barrack, Jr.

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: DAVID BONDERMAN

Print Name: David Bonderman

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: GREGORY D. BRENNEMAN

Print Name: Gregory D. Brenneman

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: KIRBYJON H. CALDWELL

Print Name: Kirbyjon H. Caldwell

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: PATRICK FOLEY

Print Name: Patrick Foley

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: DOUGLAS H. MCCORKINDALE

Print Name: Douglas H. McCorkindale

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: GEORGE G. C. PARKER

Print Name: George G. C. Parker

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: RICHARD W. POGUE

Print Name: Richard W. Pogue

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: WILLIAM S. PRICE

Print Name: William S. Price

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: DONALD L. STURM

Print Name: Donald L. Sturm

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: KAREN HASTIE WILLIAMS

Print Name: Karen Hastie Williams

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 ("Registration Statement") relating to the Continental Airlines, Inc. Supplemental Savings Plan for Management Pilots, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

November 13, 2000 By: CHARLES A. YAMARONE

Print Name: Charles A. Yamarone